Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT Investor Presentation November 5, 2026

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company” or “Fulgent”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related to long-term upside or value, management of risk, anticipated growth and positioning, addressable market estimates, the Company’s mission, vision and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired or has invested in or may seek to invest in, including statements regarding Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), Inform Diagnostics, CSI Laboratories, Bako and StrataDx acquisitions, and any potential synergies, or transformation of the Company’s business, long-term visions and strategies, the completion of the transition of the Company's billing and revenue cycle management system, the clinical development of Fulgent Pharma’s pipeline and related statements and assumptions regarding development timelines, any potentially accelerated pathway for regulatory approval, the potential safety and efficacy of the nanodrug delivery platform and any related therapeutic candidates, the potential market size for these candidates and platforms and the value of available data, including genomic data, the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing or timing of enrollment for these clinical trials or that interim or preliminary data will be representative of the final data or results of these trials, and guidance regarding the Company’s future performance and results of operations, including any cash or cash equivalent resource projections. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 27, 2026, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The Company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this presentation. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases, the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. The Company does not provide reconciliations of forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, particularly items related to equity-based compensation, acquisition-related items, tax effects and potential impairments, among other items, which could be material. Reconciling such items would require unreasonable efforts.

Leadership Team

fulgent

Ming Hsieh
Chief Executive Officer

Experienced operational leader, entrepreneur and philanthropist

Previously CEO, President, and Chairman of Cogent Systems, Inc.

Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC

COGENT a 3M Company

Paul Kim
Chief Financial Officer

Experienced financial leader and Certified Public Accountant

Previously CFO of Cogent Systems, Inc.

B.A. in Economics from University of California at Berkeley

COGENT a 3M Company

Dr. Harry Gao
Lab Director and Chief Scientific Officer

Previously Lab Director at City of Hope

Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School

M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics

City of Hope

James Xie
President and Chief Operating Officer

Responsible for managing all global operations, product vision and product engineering

Served as an SVP of Cogent Systems, Inc.

B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science

COGENT a 3M Company

Brandon Perthuis
Chief Commercial Officer

Extensive experience leading genetic testing commercialization programs since 2003

Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine

Prior to Baylor, held senior roles at PerkinElmer, Inc. and Spectral Genomics, Inc.

B.S. in Biomedical Science

BAYLOR GENETICS
PerkinElmer For the Better
SPECTRAL GENOMICS

Natalie Prescott
General Counsel & Chief Privacy Officer

Seasoned legal and privacy professional with nearly two decades of legal experience

Privacy Law Specialist; Certified Information Privacy Manager; Certified Information Privacy Professional and an Advisory Board Member with the International Association of Privacy Professionals

J.D. from Duke University School of Law

LATHAM & WATKINS LLP
MINTZ

Dr. Ray Yin
President, Pharma

Founder & CEO, ANP Technologies, Inc.

Former Team Leader of Nanobiotechnology for Chem/Bio Defense, U.S. Army Research Laboratory

Holder of 46 drug delivery/detection patents

Ph.D. in Chemistry, University of Southern California

ANP Tech

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About Fulgent We are a premier global, technology-based genomic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Since integrating with our therapeutic development business, Fulgent is also developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform. By merging our fields of expertise, we aim to become a fully integrated precision medicine company. Mission Develop flexible and affordable diagnostics and therapeutics that improve the everyday lives of those around us. Core Values Innovation Customer Service and Commitment Quality and Efficiency Our People Strategy Leverage our proprietary technology platform for broad application Further clinical/regulatory program for Pharma Operational excellence Disciplined M&A

Investment Highlights Scaled diagnostics platform + clinical-stage oncology pipeline + strong balance sheet 1 Scaled, In-House Diagnostics Platform Proprietary NGS chemistry and software; 18,400+ single-gene tests and 900+ panels, with 100% of volume processed in-house 2 AI-Driven Approach to Genetic Testing An industry leader in automating diagnostic workflows to improve diagnostic accuracy across the integrated platform 3 Differentiated Clinical Pipeline   FID-007 and FID-022 are derived from same proprietary Clean Chemo™ delivery platform patented and fully owned by Fulgent; potential near-term clinical catalysts 4 IP-Rich Technology  Patented drug delivery platform and fully owned, proprietary lab IP from gene probes to Eziopath, Fulgent's in-house AI imaging system   5 Balance Sheet Flexibility Strong balance sheet to support investments in diagnostic platform and pharmaceutical pipeline, with $1.1B in total assets   $330-340M FY 2026 revenue guidance ~$630M Expected cash & investments in marketable securities for FY 2026 $21M FY 2026 Expected Non-GAAP R&D and G&A spend on therapeutic development

Laboratory Services

3 Well-positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisitions Scaling partnerships Acquisitions with a strategy of short- and long-term ROI, tangible synergies, and efficient capital deployment 1 2 $90M Q3 Revenue 8% Q3 Year-over-Year Revenue Increase 18,400+ GENES | 900+ PANELS CUSTOMIZABLE OFFERINGS Positioned for Growth Proprietary technology platform allows for rapid scaling of a broad, flexible test menu Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology

Platform & Capabilities Across 3 Categories

fulgent

Laboratory Services

Precision Diagnostics

- Reproductive Health
- Oncology / Liquid Biopsy
- Rare Disease
- Neurogenetics

Anatomic Pathology

- Dermatopathology
- Gastrointestinal (GI)
- Genitourinary (GU)
- GSP

BioPharma Services

- Spatial Phenotyping
- Exome / Genome sequencing
- RNA sequencing
- Single Cell sequencing

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Target Market Opportunity Cancer Diagnostics Early Detection / Liquid Biopsy Reproductive Health BioPharma Services Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service Infectious Disease BiolSpatialogy 9

What Sets Fulgent Apart? Technology Platform A New Approach to NGS Proprietary probes and engineered chemistry Comparison and suppression algorithms Comprehensive analytics powered by AI and ML Extensive Test Menu Leads to a Broader Test Menu 18,400+ single-gene tests (1) 900+ panels Whole Genome and Exome Flexibility enables custom tests for any genes or conditions Preset panels have grown 350% since IPO in 2016 Superior Cost Structure A Better Cost Structure Lab efficiencies, automation, and scale have translated to a sustainable cost structure Partnerships create leverage with sales and marketing Process 100% of volume without the need for outsourcing Rapid Turnaround Time Represents genes covered by single-gene tests. 10

AI & Proprietary Technology Platform

Differentiated Technology…

- Engineered genetic biochemistry, including reagents and probes
- Data suppression and comparison algorithms
- Adaptive learning software
- Automated reporting

…Provides a Multitude of Advantages

- Broad test menu
- Ability to rapidly develop and launch new tests
- Customizable test offerings
- Lower costs per billable test
- High efficiency



Web Services for:

- Patients and Providers
- Research Portal
- Fulgent and Picture Websites
- Benefit Analysis

Record Management:

- Patient Record
- FulgentDB

Lab Workflow:

- Wet Lab
- Auto Lab
- BioBank

Pipeline Services:

- Germline
- Somatic
- Custom
- Dry Lab Service
- Data Analysis

Curation Cloud:

- Report Editor
- Curation Warehouse
- Curation Tools
- Curation Content

Sequencing Services:

- WGS/WES
- RNA
- Oncology
- Single Cell
- Methylation
- Mitochondrial
- Rent-a-lane

Clinical Workflow for:

- Cancer
- Carrier
- Exome
- Genome
- Mito
- Other

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Recent Traction with: Hereditary Cancer Cardiovascular Genetics Reproductive Health Neurodegenerative Genetics Newly launched ultra rapid whole genome sequencing Aggressively expanding sales and commercial organization Wide Array of Technologies Services Include: Flow cytometry Cytogenetic analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in hematopathology and surgical pathology NGS Broad Capabilities Broad Capabilities Breast pathology Gastrointestinal pathology Dermatopathology Urologic pathology Neuropathology Managed care contract network and physician relationships leveraged to provide diagnostic products and services complementary to Fulgent’s portfolio Expansive geographic presence with multiple CLIA-licensed laboratories across the United States Next Generation Sequencing Opportunities Specialized Oncology Testing Comprehensive Anatomic Pathology Services

Expanding the Integrated Diagnostics Platform Acquisition: Bako & StrataDx Adjusted Purchase Price: $56.4 Million Closed: March 17, 2026 AI Integration: Leverages Eziopath, Fulgent's proprietary AI, to automate pathology workflows and improve diagnostic accuracy. Drives commercial synergies: Nearly doubles pathology sales force headcount and introduces specialized dermatopathology expertise. Test Menu Expansion: Adds premier national pathology assets, including PCR tests that optimize costs and offer rapid results. Expands national client and laboratory footprint: Addition of CLIA and CAP certified and NY licensed laboratories in Georgia (Bako) and Massachusetts (StrataDx).

Scalable and Affordable Menu for Customers Large Panel Small Panel Focus Panel Single-Gene / Custom Comprehensive Panel Average Sales Price / Test Whole Genome Whole Exome Clinical Exome GREATER OFFERINGS THAN MANY LEADING COMPETITORS CNV+ MANY COMPETITORS DO NOT OFFER Flow Cytometry FISH Histopathology Cytogenetics Molecular

NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (50 Genes) Comprehensive (154 Genes) Somatic Cancer Panels 20 Panels Repeat Expansion 18,400+ Genes Single Gene 800+ Panels Customizable Panels Disease Panels Exome and Whole Genome Genomic Tests

NGS Testing – Germline Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 50 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 154 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

Oncology Testing Platforms

FISH

- Expansive heme and solid tumor menu
- STAT testing available - PML/RARA <1 day turnaround time
- CD138 cell enrichment for PCM
- 3-5 day turnaround time

Histology

- 225+ stains
- Platform agnostic
    - Roche, Agilent, and Leica IHC
- Three levels of service – Tech, Global, Consultative
- PD-L1 - Various IVD platforms and indications
- <1-2 day turnaround time

Cytogenetics

- Oncology and constitutional
- >20% abnormality detection rate
- Mitogen stimulation/dual culture
- DSP30 (detection of B-cell disorders)
- Interleukin 4 for plasma cell myeloma
- Phytohemagglutinin and Interleukin 2 (detection of T-cell disorders)
- Children's Oncology Group approved
- 5-7 day turnaround time

Flow Cytometry

- 10-color platform
- Comprehensive panel design
- High-sensitivity for paroxysmal nocturnal hemoglobinuria
- Expert analysis and interpretation
- 12-24 hour turnaround time

Molecular

- Hematology and solid tumor menu
- Extensive single gene menu
- NGS
- Solid tumor liquid biopsy NGS offering
- 5-7 day turnaround time

fulgent

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NGS Testing – Ultra Rapid Whole Genome Covers > 20,000 genes Fast turnaround (38-48 hours for preliminary report)     Change medical management for up to 87% of babies* Designed for critically ill infants in the NICU/PICU to rapidly diagnose genetic disorders Single nucleotide variants Repeat Expansions Exon deletions/duplications Mitochondrial alterations Genome-wide deletions/duplications Comprehensive detections: TRIO, DUO, or Proband +/- RNA-seq Regions of homozygosity * PMID 34089648 - Analysis limited to DNA analysis of SNVs and CNVs.

NGS Testing – Panel Deep Dive

Comprehensive Beacon Carrier Screening Tests

Beacon ACOG / ACMG Guidelines Panel

The ACOG/ACMG panel screens for common genetic disorders seen in the general population

Gene Count: 6

Beacon Ashkenazi Jewish Panel

The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders

Gene Count: 61

Beacon Focus Panel

The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders

Gene Count: 30

Beacon Expanded Panel

The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds

Gene Count: 427

Beacon787 Panel

One of the largest panels available for those seeking the most comprehensive testing option

Gene Count: 787

fulgent® | Beacon™ Carrier Screening

Beacon Carrier Screening

- NGS of entire genes, not just hotspots
- Deletion and duplication analysis
- Proprietary algorithms for pseudogenes
- TAT: 2 Weeks

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Therapeutic Development

Source: ACS/SEER 2026 (sarcoma: 13,910 soft tissue + 4,110 bone). NSCLC and ampullary values are derived. Potential Market Opportunity for FID-007 & FID-022 INITIAL INDICATIONS SUBSEQUENT INDICATIONS Colorectal 158,850 Head & Neck 72,770 Breast 324,580 ~200,000 Pancreatic 67,530 Sarcoma 18,020 Ampullary ~1,800 Estimated new cancer cases in the US per year NSCLC

Innovative Clean ChemoTM Platform:  Developing A New Potential Line of Defense Against Cancer Clean Chemo™ Nano-Drug Candidates FID-007 and FID-022 Immunotherapy Targeted Therapy IO & Clean ChemoTM Combination Therapy ✓ Solid tumors Clean ChemoTM Monotherapy ✓ RM/HNSCC ✓ HPV+ RM/HNSCC ✓ mCRC ✓ Solid tumors Targeted & Clean ChemoTM Combination Therapy ✓ mCRC ✓ Solid tumors

A first-in-human study of FID-007 monotherapy in advanced solid tumors (NCT03537690,N=50) demonstrated: a manageable safety profile without any grade ≥3 peripheral neuropathy An ORR of 45% in a subset of 11 heavily pre-treated patients with R/M HNSCC FID-007 and FID-022 Nanoparticles Background of FID-007 and FID-022 Nanoencapsulated nano-drug delivery platform formulation designed  to promote tumor penetration and retention Observed PK was a rapid and more extensive distribution to tissue/tumor with lower exposures of unbound paclitaxel when compared to solvent-based paclitaxel Enhanced chemotherapy agent as backbone for mono- or combination therapy The nano-drug delivery platform technology is covered by over 20 issued patents and over 10 active patent applications worldwide as of December 31, 2025. A first-in-human study of FID-022 monotherapy in advanced solid tumors (NCT06694480): Dose escalation ongoing

Pipeline Overview Drug Candidate Therapy Indication Pre-Clinical Phase 1 Phase 2 Phase 3 Recent & Anticipated Milestones FID-007 ✓ Interim Ph2 data in June 2026 ✓ End of Ph2 meeting with FDA in 3Q 2026 Combo – Cet RM/HNSCC Mono HPV+ RM/HNSCC Combo – ADC mCRC Combo – IO Solid Tumors FID-022 ✓ Dosing completed for first 4 dose levels Determine maximum tolerated dose level in 2H 2027 Mono Solid Tumors Mono mCRC Combo – ADC mCRC Potential FDA approval strategy uses 505(b)(2) studies, which may shorten the clinical trial process and accelerate the timeline to commercialization. Developing a next-generation ADC technology platform that could deliver better efficacy across tumors with a broad range of target antigen expression levels, compared to current ADC benchmarks. *Shading is not intended to represent precise progress within a phase

FID-007: Tumor Response & Treatment Duration Best Overall Change in Tumor Size of Target Lesions from Baseline Responders Arm A (N=12) Arm B (N=14) Median DOR (95% CI, mo) 7.36 (1.87, NE) 5.98 (2.17, NE) Median TTR  (Min, Max, mo) 1.77 (1.68, 7.29) 1.84 (1.64, 3.61) Arm A Arm B Duration of Response & Time to Response 25

FID-007: Best Overall Response Arm A (N=21) Arm B (N=21) Total (N=42) BOR n (%) CR 2 (9.5) 5 (23.8) 7 (16.7) PR 10 (47.6) 9 (42.9) 19 (45.2) SD 4 (19.0) 6 (28.6) 10 (23.8) PD 3 (14.3) 1 (4.8) 4 (9.5) NE 2 (9.5) 0 2 (4.8) ORR n (%) 12 (57.1) 14 (66.7) 26 (61.9) DCR n (%) 16 (76.2) 20 (95.2) 36 (85.7)

ITT population Arm A (N=22) Arm B (N=24) Total (N=46) Median PFS (95% CI, mo) 6.74 (4.17, 12.81) 5.75 (5.42, 9.20) 6.67 (5.42, 9.20) Overall Survival (ITT Population) 1-year OS 63.4% Progression-Free Survival (ITT Population) FID-007: Progression-Free and Overall Survival 27

* 1 Grade 5 TRAE in Arm B (pneumonia) FID-007: Summary of Adverse Events Adverse event category, n (%) Arm A (N=22) Arm B (N=24) Total (N=46) Any TEAEs 20 (90.9) 24 (100) 44 (95.7) Any TEAEs of ≥ CTCAE Grade 3 15 (68.2) 22 (91.7) 37 (80.4) Any TEAEs related to FID-007 20 (90.9) 24 (100) 44 (95.7) Any TEAEs related to cetuximab 18 (81.8) 21 (87.5) 39 (84.8) Any serious TEAEs 10 (45.5) 13 (54.2) 23 (50.0) Any TRAEs leading to dose modification of FID-007 11 (50.0) 19 (79.2) 30 (65.2) Any TRAEs leading to withdrawal of FID-007 0 2 (8.3) 2 (4.3) Any TRAEs leading to death* 0 1 (4.2) 1 (2.2)

In an ongoing Phase 2, open-label trial and as of June 2026, FID-007 demonstrated encouraging clinical activity when combined with cetuximab in patients with R/M HNSCC. FID-007: Interim Clinical Data EFFICACY ORR 61.9 % mDOR 7.4 mo 95% CI: 3.7–11.1 mPFS (ITT) 6.7 mo 95% CI: 5.4–9.2 1-Year OS 63.4 % mOS not yet mature SAFETY Manageable safety profile with no infusion-related reactions or grade ≥3 peripheral neuropathy PHASE 3 STUDY 125 mg/m2 dose is proposed for Phase 3 study. 29

FID-022-001 Clinical Update Dose level 1, 2, 3, & 4  are completed 1. Bayesian Optimal Interval Design, a type of model-assisted dose finding design used to determine the maximum tolerated dose. FID-022: FIH Study Design (BOIN1) L1: 20 mg/m L5: 100 mg/m L4: 80 mg/m L3: 60 mg/m L2: 40 mg/m L6:120 mg/m Dose escalation BOIN design N≥3 each dose level Total ≤ 24 Monotherapy: Infusion on Days 1 and 8 of every 21-day cycle Simulate possible dose de-escalation 2 2 2 2 2 2 Cycle 1 Cycle 2 D1 D8 D15 D22 D29 D36 D43 D50 D57 Cycle 3 Days:

Financials

Summary of Financial Performance $90M Revenue in Q3 2026 $14M Last Twelve Months (LTM) Operating Cash Flow as of Q3 2026           +5% year-over-year ($ in millions) 8% increase year-over-year Note: All figures are rounded.

($ in millions) ($ in millions) ($ in millions) Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue, and Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue.  See appendices for Non-GAAP reconciliations of these figures. Note: All figures are rounded. Financial Performance: Revenue and Gross Margin

YTD 2026 Financial Performance Across Segments Non-GAAP metric excludes equity-based compensation, impairment loss, amortization of intangible assets, acquisition-related costs, acquisition-related severance, and impairment of intangible assets.  See Appendices for Non-GAAP reconciliations of these figures. Note: All figures are rounded.

YTD Revenue by Category Therapeutic development for drug candidates still in pre-commercial stage. Note: All figures are rounded. Total Revenue1 $ in millions Precision Diagnostics Anatomic Pathology BioPharma Services $142.2 $79.4 $17.7 $239.3 $123.5 $103.5 $19.9 $246.9 -13% YoY +30% YoY +13% YoY YTD Q3 2025 YTD Q3 2026

2026 Financial Guidance Expected cash, cash equivalents, and investments in marketable securities of approximately $630 million as of December 31, 20262 This has accounted for the impact on weighted-average outstanding shares for shares repurchased up to date. Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes capital purchases of $13.0 million, no further repurchases under the stock repurchase program, and spend on the therapeutic development business of $21.0 million. The timing and amount of any future repurchases pursuant to the stock repurchase program will depend on a variety of factors, including the market price of Fulgent’s common stock, general market and economic conditions and other factors Fulgent’s board of directors may deem relevant. Note: All figures are rounded. Key Metrics METRIC LOW HIGH Total Revenue $330M $340M YoY Growth +2.3% +5.4% Non-GAAP EPS1 $(1.65) $(1.75) Expected Revenue Breakdown ($M) CATEGORY LOW HIGH Precision Diagnostics $161 $165 Anatomic Pathology 146 150 BioPharma Services 23 25 Total Revenue $330 $340

Appendix

Balance Sheet

Non-GAAP Financial Adjustments Acquisition-related costs incurred in Q2 2025 were adjusted as the acquisition of ANP Technologies, Inc. was signed and closed during Q3 2025. Prior reporting included these costs in general and administrative operating expenses but did not remove them for Non-GAAP reporting.

Non-GAAP Financial Adjustments by Segment

Consumer Initiated Tests – Picture Genetics

Targeting the Large Consumer Market with Picture Genetics

Launched in 2019 with significant growth amid COVID-19

- A consumer-focused offering that merges clinical utility with accuracy of an accredited lab
- Extends Fulgent's NGS capabilities to a broader market
- Validated by **successfully scaling to hundreds of thousands of tests** performed within months for COVID-19, after receiving an EUA
- Genetic tests utilizes complete sequencing (vs genotyping) by NGS analysis for better, more accurate results
- Patient-friendly with easy to use "order from home" model – no doctor office visits or insurance necessary, though many tests are eligible for reimbursement
- Select full service offering that includes analysis and genetic counseling support

Picture™

By Fulgent Genetics


Picture
Parenting

Parenting
Screens adults to determine their carrier status for recessive genetic disorders

Newborn
Screens newborns for genes associated with various severe genetic conditions

Wellness
Screens adults for genetic variants that indicate disease risk

PD Aware
Assesses genetic risk for Parkinson's Disease

PGx
Pharmacogenetic test that provides genetic insights on drug response

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FID-007: Demographics and Baseline Disease Characteristics Platinum = carboplatin or cisplatin Arm A N=22 (%) Arm B N=24 (%) Age (years) Median (min, max) 64.5 (49, 81) 66.0 (45, 79) Gender Male 17 (77.3) 20 (83.3) Female 5 (22.7) 4 (16.7) Ethnicity Hispanic or Latino 1 (4.5) 8 (33.3) Non-Hispanic or Latino 21 (95.5) 16 (66.7) ECOG PS 0 4 (18.2) 10 (41.7) 1 18 (81.8) 14 (58.3) Primary Tumor Location Oral cavity 12 (54.5) 13 (54.2) Oropharynx 8 (36.4) 8 (33.3) Larynx 2 (0.9) 2 (8.3) Paranasal sinuses 0 1 (4.2) Prior ICI Yes 22 (100) 24 (100) Prior Platinum Tx Yes 15 (68.2) 15 (62.5) Prior Systemic Tx Locally advanced (LA) only 8 (36.4) 7 (29.2) Recurrent / Metastatic (R/M) only 7 (31.8) 10 (41.7) Both LA and R/M 7 (31.8) 7 (29.2) HPV (p16) Status Positive, Oropharynx 7 (31.8) 6 (25.0) All other 15 (68.2) 18 (75.0) Enrollment is completed as of Clinical Cut-Off Date April 16, 2026 46 patients were randomized and received ≥ 1 dose of FID-007 (ITT and safety populations) 42 patients were efficacy-evaluable 42

Thank You

Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT